

LOAN NUMBER                        PROPERTY NAME                          PROPERTY TYPE                     BEG BAL

Lowest Coupon IOs (Approx. 25%, Extended 24months, 50% Defaulted)
              58626 American Express Building--UT                         Office                         30,149,000.00
              58625 American Express Building--ON                         Office                         25,380,000.00
              58623 American Express Building -- MN                       Office                         56,050,000.00
              58589 Capital Plaza Retail Center                           Retail                          4,108,500.00
              58470 Phoenix Plaza I & II                                  Office                         77,000,000.00
                                                                                                  ---------------------
                                                                                                                23.57%

HOTEL LOANS (18MTH LAG, 45 & 50% LOSS SEVERITY)
              12681 Fairfield Inn & Suites Laredo                         Hotel                           6,990,523.10
              58723 CSM - Denver Properties                               Hotel                          13,200,000.00
              58696 CSM - Hilton Garden Inn - Scottsdale                  Hotel                          12,853,229.00
              58611 Canyon Ranch                                          Hotel                          95,000,000.00

ALL OTHER LOANS (12MTH LAG, 35 & 40% LOSS SEVERITY)
              58911 Seligman CVS Pool #1                                  Retail                          7,040,000.00
              58848 Regents Square I & II                                 Office                         88,600,000.00
              58868 Asian Garden Mall                                     Retail                         50,300,000.00
              58847 Mission City Corporate Center                         Office                         44,000,000.00
              58886 Mountain Farms Shopping Center                        Retail                         44,000,000.00
              58449 Captain's Portfolio                                   Office                         33,500,000.00
              58852 Edward's Multiplex-Fresno                             Retail                         19,730,000.00
              58934 Trop Decatur Plaza                                    Retail                         15,500,000.00
              58802 The Hesser Center                                     Office                         10,280,000.00
              58941 Gateway Tower                                         Office                         10,200,000.00
              58846 Cuyahoga Falls Market Center                          Retail                          8,285,000.00
              58939 Simi Valley I & II                                    Retail                          6,200,000.00
              58914 Makena Great American Plaza                           Retail                          4,468,340.00
              58921 NYU Housing - 80 Lafayette Street                     Multifamily                   110,000,000.00
              58908 589 Fifth Avenue                                      Office                         73,500,000.00
              58857 Atria East                                            Office                         30,995,196.00
              58830 Crossroads at Sunset                                  Retail                         22,640,000.00
              57938 Buena Park Corporate Plaza                            Office                         21,700,000.00
              58812 Atkins Kent MOB                                       Office                         19,979,782.02
              58856 Villa Del Mar                                         Multifamily                    17,150,000.00
              58826 Capistrano II Office Building                         Office                         16,120,000.00
              58855 Vail Club Apartments                                  Multifamily                    15,700,000.00
              58824 Bridgecreek Office Building                           Office                         13,960,000.00
              58831 Ocean Dorado                                          Retail                         13,096,000.00
              58870 Ths Shops at Cascade & Fairburn                       Retail                         11,238,744.62
              58809 Lambert Palm Business Center                          Industrial                      9,200,000.00
              58920 Tanglewood Commons                                    Retail                          9,100,000.00
              58806 Eastridge Office Center                               Office                          7,792,411.35
              58873 110 and 120 Belmont Drive                             Office                          6,893,111.69
              58835 The Du Barry Apartments                               Multifamily                     6,752,000.00
              58842 Havenhurst Apartments                                 Multifamily                     4,936,278.00
              58839 Barclay Apartments                                    Multifamily                     4,708,200.00
              58832 Sir Francis Drake Apartments                          Multifamily                     4,599,246.00
              12974 Coronado Shopping Center- Santa Fe                    Retail                         13,300,000.00
              11355 Metro 502 Self Storage                                Self Storage                    4,995,523.92
              58789 Clark Office Building (Clark Enterprises)             Office                         50,836,428.60
              58861 Bank of America West Building                         Office                         16,964,617.14
              58661 The Great Wall Mall                                   Retail                         15,965,377.21
              58792 Germantown (Triumph)                                  Office                         12,400,000.00
              58761 Rancho San Diego Industrial Center                    Industrial                      9,471,214.29
              58782 Walgreens - Garden City, MI                           Retail                          5,411,263.59
              58748 Best Florida Storage II                               Self Storage                    5,348,755.57
              58738 University Glen Apartments                            Multifamily                     4,689,991.96
              58759 105 Satellite Boulevard                               Industrial                      4,490,813.15
              58721 CVS - North Andover                                   Retail                          4,092,124.40
              58750 Walgreens - Monroe, MI                                Retail                          3,592,491.11
              12547 Logan Square Apartments                               Multifamily                    10,099,671.71
              13106 Azar Industrial                                       Industrial                      6,000,000.00
               9753 Thrashers Village                                     Retail                          5,189,482.10
              13159 Village Plaza- Palmdale Refinance                     Retail                          4,704,841.10
              58797 The Grand Rivage at Brandon Lakes                     Multifamily                    28,875,000.00
              58726 Sorrento Valley Self Storage                          Self Storage                    4,250,000.00
              58727 Sorrento Mesa                                         Self Storage                    4,100,000.00
              58725 Smart Self Storage                                    Self Storage                    4,100,000.00
              11969 Shurgard Storage - Shoreline                          Self Storage                    4,834,885.83
              58744 World Wide Parts Building                             Industrial                      2,452,534.53
              13022 Keelers Corner                                        Multifamily                    27,900,000.00
              12868 Gateway Shopping Center - Arlington                   Retail                          7,974,473.22
              12551 Cedar East & Cypress Office                           Office                          3,900,000.00
              12458 All Safe Storage                                      Self Storage                    3,668,694.02
              11324 1st Security Storage Christiansburg                   Self Storage                    2,389,895.01
              12090 West Allis Tech Center                                Industrial                      2,094,151.30
               9668 Silver Star Self Storage                              Self Storage                    2,090,937.69
              12909 Security Plus Self Storage & RV                       Self Storage                    1,994,286.86
              58711 OSI Systems                                           Office                         32,800,000.00
              58736 22 East 71st Street                                   Office                         19,914,825.81
              58705 ASAP Self Storage                                     Self Storage                    7,764,939.85
              58658 Best Buy - Gwinnett County                            Retail                          2,980,011.09
              58665 TV Guide Hollywood Center Office Building             Office                         46,751,386.59
              58430 Shurgard - Woodland Hills                             Self Storage                    4,922,242.18
              58433 Shurgard - Palms                                      Self Storage                    4,872,199.97
              58682 Vacaville Town Center                                 Retail                          3,900,000.00
              12034 Olde Sarasota Self Storage                            Self Storage                    5,600,000.00
              12165 Commons San Angelo                                    Retail                          2,977,190.20
              10552 Packwood Shopping Center                              Retail                          3,183,743.70
              11847 U.S. Storage Centers                                  Self Storage                    1,985,087.42
              58620 Fashion Show Mall                                     Retail                        376,645,624.49




LOAN NUMBER      BEG RT    INT CAL    SVC FEE   MAT TRM (ORIG)    AM TRM (ORIG)    AGE   IO TRM (ORIG)    FULL TERM IO FLAG

      58626     4.29750%   30/360     0.06160%       60                0            2          60                 1
      58625     4.29750%   30/360     0.06160%       61                0            4          61                 1
      58623     4.26750%   30/360     0.04160%       60                0            5          60                 1
      58589     4.36600%   30/360     0.11160%       60                0            5          60                 1
      58470     4.58800%   Act/360    0.02160%       60                0            8          60                 1

      12681     5.69500%   Act/360    0.06160%      120               300           1          0                  0
      58723     5.58000%   Act/360    0.11160%      120               360           3          24                 0
      58696     5.58000%   Act/360    0.11160%      120               360           3          24                 0
      58611     5.93650%   Act/360    0.02160%      120                0            4         120                 1

      58911     5.39900%   Act/360    0.11160%      120                0            0         120                 1
      58848     4.61453%   Act/360    0.04160%       82                0            0          82                 1
      58868     5.11000%   Act/360    0.04160%      121               360           0          1                  0
      58847     4.66332%   Act/360    0.04160%       82                0            0          82                 1
      58886     5.07000%   Act/360    0.06160%      120               360           0          23                 0
      58449     5.17746%   Act/360    0.06160%       76               360           0          16                 0
      58852     4.81800%   30/360     0.11160%       60                0            0          60                 1
      58934     5.69300%   Act/360    0.11160%      120               360           0          60                 0
      58802     5.53600%   Act/360    0.11160%      120               360           0          0                  0
      58941     5.19700%   Act/360    0.11160%       60                0            0          60                 1
      58846     4.66800%   30/360     0.11160%       60                0            0          60                 1
      58939     5.13600%   Act/360    0.11160%      120               360           0          0                  0
      58914     5.69300%   Act/360    0.11160%      121               360           0          61                 0
      58921     5.51000%   Act/360    0.06160%      120                0            1         120                 1
      58908     5.48150%   Act/360    0.03160%      120                0            1         120                 1
      58857     5.54900%   Act/360    0.06160%      120               360           1          60                 0
      58830     5.18600%   Act/360    0.06160%      120                0            1         120                 1
      57938     5.63800%   Act/360    0.06160%      120               360           1          12                 0
      58812     5.21000%   Act/360    0.06160%      120               360           1          0                  0
      58856     5.22000%   Act/360    0.11160%      120                0            1         120                 1
      58826     5.23500%   Act/360    0.11160%      120                0            1         120                 1
      58855     5.22000%   Act/360    0.11160%      120                0            1         120                 1
      58824     5.33600%   Act/360    0.11160%      120                0            1         120                 1
      58831     5.18600%   Act/360    0.11160%      120                0            1         120                 1
      58870     5.25300%   Act/360    0.11160%      120               360           1          0                  0
      58809     5.12500%   Act/360    0.11160%      120               360           1          36                 0
      58920     5.42500%   Act/360    0.11160%      120               360           1          36                 0
      58806     5.36800%   Act/360    0.11160%      120               360           1          0                  0
      58873     5.26200%   Act/360    0.11160%      120               360           1          0                  0
      58835     5.21100%   Act/360    0.11160%      120                0            1         120                 1
      58842     5.21300%   Act/360    0.11160%      120                0            1         120                 1
      58839     5.22000%   Act/360    0.11160%      120                0            1         120                 1
      58832     5.21100%   Act/360    0.11160%      120                0            1         120                 1
      12974     5.21900%   Act/360    0.06160%      120               360           1          24                 0
      11355     5.70200%   Act/360    0.09160%      120               360           1          0                  0
      58789     5.03700%   Act/360    0.04160%      120               300           2          0                  0
      58861     5.41000%   Act/360    0.11160%      120               360           2          0                  0
      58661     5.22700%   Act/360    0.11160%      120               360           2          0                  0
      58792     5.10700%   Act/360    0.11160%      120                0            2         120                 1
      58761     5.38000%   Act/360    0.11160%      120               300           2          0                  0
      58782     5.92500%   Act/360    0.11160%      120               360           2          0                  0
      58748     5.73500%   Act/360    0.11160%      120               360           2          0                  0
      58738     5.30300%   Act/360    0.11160%       84               360           2          0                  0
      58759     5.50000%   Act/360    0.11160%      120               360           2          0                  0
      58721     5.78000%   Act/360    0.11160%      120               360           2          0                  0
      58750     5.40000%   Act/360    0.11160%      120               360           2          0                  0
      12547     5.57500%   Act/360    0.07160%      120               360           2          0                  0
      13106     5.20400%   Act/360    0.06160%      120               360           2          60                 0
       9753     5.54300%   Act/360    0.06160%      120               360           2          0                  0
      13159     5.72800%   Act/360    0.06160%      120               360           2          0                  0
      58797     5.02800%   Act/360    0.06160%      120               360           3          24                 0
      58726     5.11000%   Act/360    0.11160%      120                0            3         120                 1
      58727     5.08000%   Act/360    0.11160%      120                0            3         120                 1
      58725     5.16700%   Act/360    0.11160%      120               360           3          36                 0
      11969     5.31800%   Act/360    0.06160%      120               360           3          0                  0
      58744     5.43700%   Act/360    0.11160%      120               360           3          0                  0
      13022     5.31100%   Act/360    0.06160%       84                0            3          84                 1
      12868     5.21100%   Act/360    0.06160%      120               360           3          0                  0
      12551     5.57700%   Act/360    0.06160%       84               360           3          24                 0
      12458     5.38200%   Act/360    0.06160%      120               360           3          0                  0
      11324     5.73500%   Act/360    0.06160%      120               300           3          0                  0
      12090     5.81400%   Act/360    0.09160%      120               360           3          0                  0
       9668     5.59500%   Act/360    0.09160%       84               300           3          0                  0
      12909     5.70400%   Act/360    0.06160%      120               360           3          0                  0
      58711     5.00100%   Act/360    0.06160%      118               360           4          60                 0
      58736     5.68900%   Act/360    0.06160%      120               360           4          0                  0
      58705     5.40000%   Act/360    0.11160%      120               360           4          0                  0
      58658     5.10000%   Act/360    0.11160%      120               300           4          0                  0
      58665     5.57750%   Act/360    0.06160%      120               360           5          0                  0
      58430     5.28000%   Act/360    0.11160%      120               360           5          0                  0
      58433     5.22000%   Act/360    0.11160%      120               360           5          0                  0
      58682     5.26100%   Act/360    0.11160%      120               360           5          60                 0
      12034     5.45200%   Act/360    0.07160%      120               348           5          12                 0
      12165     5.58700%   Act/360    0.06160%      120               300           5          0                  0
      10552     5.78100%   Act/360    0.08160%      120               360           5          0                  0
      11847     5.71100%   Act/360    0.06160%      120               300           5          0                  0
      58620     3.79350%   Act/360    0.00000%       37               360           6          0                  0




                                                                                    TOTAL    817,354,224.00
                                                                                      25%    204,338,556.00
                                                                 LOANS EXTENDED/DEFAULTED    192,687,500.00
   UNIT      NUM        NAME                                     PROPERTY TYPE   BEG BAL

      7      58623      American Express Building -- MN          Office                       56,050,000.00
     16      58626      American Express Building--UT            Office                       30,149,000.00
     18      58625      American Express Building--ON            Office                       25,380,000.00
     59      58589      Capital Plaza Retail Center              Retail                        4,108,500.00
      5      58470      Phoenix Plaza I & II                     Office                       77,000,000.00
      4      58848      Regents Square I & II                    Office                       88,600,000.00
     11      58847      Mission City Corporate Center            Office                       44,000,000.00
     41      58846      Cuyahoga Falls Market Center             Retail                        8,285,000.00
     23      58852      Edward's Multiplex-Fresno                Retail                       19,730,000.00
     60      58727      Sorrento Mesa                            Self Storage                  4,100,000.00
     34      58792      Germantown (Triumph)                     Office                       12,400,000.00
     58      58726      Sorrento Valley Self Storage             Self Storage                  4,250,000.00
     19      58830      Crossroads at Sunset                     Retail                       22,640,000.00
     32      58831      Ocean Dorado                             Retail                       13,096,000.00
     37      58941      Gateway Tower                            Office                       10,200,000.00
     46      58835      The Du Barry Apartments                  Multifamily                   6,752,000.00
     55      58832      Sir Francis Drake Apartments             Multifamily                   4,599,246.00
     50      58842      Havenhurst Apartments                    Multifamily                   4,936,278.00
     24      58856      Villa Del Mar                            Multifamily                  17,150,000.00
     28      58855      Vail Club Apartments                     Multifamily                  15,700,000.00
     53      58839      Barclay Apartments                       Multifamily                   4,708,200.00
     26      58826      Capistrano II Office Building            Office                       16,120,000.00
     67      13022      Keelers Corner                           Multifamily                  27,900,000.00
     30      58824      Bridgecreek Office Building              Office                       13,960,000.00
      1      58911      Seligman CVS Pool #1                     Retail                        7,040,000.00
      6      58908      589 Fifth Avenue                         Office                       73,500,000.00
      2      58921      NYU Housing - 80 Lafayette Street        Multifamily                 110,000,000.00
      3      58611      Canyon Ranch                             Hotel                        95,000,000.00




                 0.25
                 0.24
UNIT      BEG RT           INT CAL       SVC FEE       MAT TRM (ORIG)     AM TRM (ORIG)      AGE     IO TRM (ORIG)

   7         0.042675      30/360        0.000416            60                 0             5            60
  16         0.042975      30/360        0.000616            60                 0             2            60
  18         0.042975      30/360        0.000616            61                 0             4            61
  59          0.04366      30/360        0.001116            60                 0             5            60
   5          0.04588      Act/360       0.000216            60                 0             8            60
   4       0.04614526      Act/360       0.000416            82                 0             0            82
  11      0.046633182      Act/360       0.000416            82                 0             0            82
  41          0.04668      30/360        0.001116            60                 0             0            60
  23          0.04818      30/360        0.001116            60                 0             0            60
  60           0.0508      Act/360       0.001116           120                 0             3           120
  34          0.05107      Act/360       0.001116           120                 0             2           120
  58           0.0511      Act/360       0.001116           120                 0             3           120
  19          0.05186      Act/360       0.000616           120                 0             1           120
  32          0.05186      Act/360       0.001116           120                 0             1           120
  37          0.05197      Act/360       0.001116            60                 0             0            60
  46          0.05211      Act/360       0.001116           120                 0             1           120
  55          0.05211      Act/360       0.001116           120                 0             1           120
  50          0.05213      Act/360       0.001116           120                 0             1           120
  24           0.0522      Act/360       0.001116           120                 0             1           120
  28           0.0522      Act/360       0.001116           120                 0             1           120
  53           0.0522      Act/360       0.001116           120                 0             1           120
  26          0.05235      Act/360       0.001116           120                 0             1           120
  67          0.05311      Act/360       0.000616            84                 0             3            84
  30          0.05336      Act/360       0.001116           120                 0             1           120
   1          0.05399      Act/360       0.001116           120                 0             0           120
   6         0.054815      Act/360       0.000316           120                 0             1           120
   2           0.0551      Act/360       0.000616           120                 0             1           120
   3         0.059365      Act/360       0.000216           120                 0             4           120


                           PRICE/YIELD TABLE - CLASS D



------------------------------------------------------------------------------------------------------------------------------------
Security ID:                             BACM 2005-2                            Initial Balance:                       28,741,000
Settlement Date:                            06/28/05                            Initial Pass-Through Rate:                 4.890%
Accrual Start Date:                         06/01/05
First Pay Date:                             07/10/05
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT                                 SCENARIO 1   SCENARIO 2   SCENARIO 3   SCENARIO 4   SCENARIO 5   SCENARIO 6   SCENARIO 7
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
During YM                                    0.00%         0.00%       0.00%         0.00%       0.00%         0.00%       0.00%
------------------------------------------------------------------------------------------------------------------------------------
During Penalty                               0.00%         0.00%       0.00%         0.00%       0.00%         0.00%       0.00%
------------------------------------------------------------------------------------------------------------------------------------
During Open                                  0.00%         0.00%       0.00%         0.00%       0.00%         0.00%       0.00%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
EXTENSIONS ON LOW COUPON IOS (1)           SCENARIO 1   SCENARIO 2   SCENARIO 3   SCENARIO 4   SCENARIO 5   SCENARIO 6   SCENARIO 7
------------------------------------------------------------------------------------------------------------------------------------

Extension Term (months)                        24           24           24           24           24           24           24
------------------------------------------------------------------------------------------------------------------------------------
Extension Pct                                25.00%       25.00%       25.00%       25.00%       25.00%       25.00%       25.00%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
DEFAULTS                                   SCENARIO 1   SCENARIO 2   SCENARIO 3   SCENARIO 4   SCENARIO 5   SCENARIO 6   SCENARIO 7
------------------------------------------------------------------------------------------------------------------------------------

Default Rate on Low Coupon IOs (1)           0.00%        50.00%       50.00%       50.00%       50.00%       50.00%       50.00%
------------------------------------------------------------------------------------------------------------------------------------
CDR on Remaining Loans                       0.00%         1.00%       2.00%         3.00%       1.00%         2.00%       3.00%
------------------------------------------------------------------------------------------------------------------------------------
Loss Severity on Low Coupon IOs/
  Non-Hospitality Loans (2)                  0.00%        35.00%       35.00%       35.00%       40.00%       40.00%       40.00%
------------------------------------------------------------------------------------------------------------------------------------
Loss Severity on Hospitality Loans (3)       0.00%        45.00%       45.00%       45.00%       50.00%       50.00%       50.00%
------------------------------------------------------------------------------------------------------------------------------------
Recovery Delay on Low Coupon IOs/
  Non-Hospitality Loans (2)                     0            12           12           12           12           12           12
------------------------------------------------------------------------------------------------------------------------------------
Recovery Delay on Hospitality
   Loans (3)                                    0            18           18           18           18           18           18
------------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------
                                    SCENARIO 1   SCENARIO 2   SCENARIO 3   SCENARIO 4   SCENARIO 5   SCENARIO 6   SCENARIO 7
-----------------------------------------------------------------------------------------------------------------------------

         100.00000000                  4.92         4.92         4.12        -20.84        4.92         -5.70       -32.07
-----------------------------------------------------------------------------------------------------------------------------
         100.06250000                  4.92         4.92         4.11        -20.86        4.92         -5.71       -32.08
-----------------------------------------------------------------------------------------------------------------------------
         100.12500000                  4.91         4.91         4.11        -20.87        4.91         -5.72       -32.09
-----------------------------------------------------------------------------------------------------------------------------
         100.18750000                  4.90         4.90         4.10        -20.88        4.90         -5.73       -32.11
-----------------------------------------------------------------------------------------------------------------------------
         100.25000000                  4.89         4.89         4.09        -20.89        4.89         -5.74       -32.12
-----------------------------------------------------------------------------------------------------------------------------
         100.31250000                  4.88         4.88         4.08        -20.90        4.88         -5.75       -32.13
-----------------------------------------------------------------------------------------------------------------------------
         100.37500000                  4.88         4.88         4.07        -20.91        4.88         -5.76       -32.15
-----------------------------------------------------------------------------------------------------------------------------
         100.43750000                  4.87         4.87         4.06        -20.92        4.87         -5.76       -32.16
-----------------------------------------------------------------------------------------------------------------------------
         100.50000000                  4.86         4.86         4.06        -20.93        4.86         -5.77       -32.17
-----------------------------------------------------------------------------------------------------------------------------
         100.56250000                  4.85         4.85         4.05        -20.94        4.85         -5.78       -32.18
-----------------------------------------------------------------------------------------------------------------------------
         100.62500000                  4.84         4.84         4.04        -20.95        4.84         -5.79       -32.20
-----------------------------------------------------------------------------------------------------------------------------
         100.68750000                  4.83         4.84         4.03        -20.97        4.84         -5.80       -32.21
-----------------------------------------------------------------------------------------------------------------------------
         100.75000000                  4.83         4.83         4.02        -20.98        4.83         -5.81       -32.22
-----------------------------------------------------------------------------------------------------------------------------
         100.81250000                  4.82         4.82         4.02        -20.99        4.82         -5.81       -32.23
-----------------------------------------------------------------------------------------------------------------------------
         100.87500000                  4.81         4.81         4.01        -21.00        4.81         -5.82       -32.25
-----------------------------------------------------------------------------------------------------------------------------
         100.93750000                  4.80         4.80         4.00        -21.01        4.80         -5.83       -32.26
-----------------------------------------------------------------------------------------------------------------------------
         101.00000000                  4.79         4.80         3.99        -21.02        4.80         -5.84       -32.27
-----------------------------------------------------------------------------------------------------------------------------
WAL (YRS)                              9.87         9.98        10.03         0.00        10.02         10.03        0.00
-----------------------------------------------------------------------------------------------------------------------------
MOD DUR                                7.65         7.72         7.73         5.63         7.74         7.35         4.84
-----------------------------------------------------------------------------------------------------------------------------
FIRST PRIN PAY                      05/10/2015   06/10/2015   07/10/2015    1/0/1900    06/10/2015   07/10/2015    1/0/1900
-----------------------------------------------------------------------------------------------------------------------------
MATURITY                            05/10/2015   07/10/2015   07/10/2015   09/10/2014   07/10/2015   07/10/2015   07/10/2012
-----------------------------------------------------------------------------------------------------------------------------
YIELD SPREAD                            97           96           16          -2093         96          -967        -3217
-----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   ASSUMPTIONS
--------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised
--------------------------------
Initial Balance is as of June 2005
----------------------------------
No Prepayments on any Mortgage Loan
No Delinquencies on any Mortgage Loan
--------------------------------------------------------------------------------
                                    FOOTNOTES
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(1) Please refer to the highlighted loans on the tab: Full Term Interest Only
    Loans
(2) Please refer to the groupings on the "Scenario Summary" tab. "Lowest Coupon
    IOs" and "All Other Loans"
(3) Please refer to the grouping on the "Scenario Summary " tab called "Hotel
    Loans"
--------------------------------------------------------------------------------

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                              TREASURY CURVE AS OF
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                       TERM (YRS)             YIELD (BEY%)
--------------------------------------------------------------------------------
                          1/12                   3.486%
                           1/4                   3.486%
                           1/2                   3.486%
                            2                    3.486%
                            3                    3.532%
                            5                    3.630%
                           10                    3.900%
                           30                    4.259%
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BANC OF AMERICA SECURITIES LLC